Financial Instruments	12 Months Ended
Dec. 31, 2020
Disclosure Of Financial Instruments [Abstract]
Financial Instruments
30.	Financial instruments

The financial instruments recognized on the consolidated statement of financial position are comprised of cash and cash equivalents, restricted cash, accounts receivable, long-term investments, accounts payable and accrued liabilities, long-term debt, derivative warrant liabilities and contingent consideration.

(a)	Fair value

The carrying value of cash and cash equivalents, restricted cash, accounts receivable and accounts payable and accrued liabilities approximate the fair value of the respective assets and liabilities due to the short-term nature of those instruments. The carrying value of the long-term investment approximates its fair value of the cash consideration paid due to proximity of the transaction date to the year-end date.

Fair value measurements of long-term debt, derivative warrant liabilities and contingent consideration are as follows:

		Fair value measurements using
December 31, 2020	Carrying amount	Level 1	Level 2	Level 3
Recurring measurements:
Financial liabilities
Derivative warrant liabilities	428	—	—	428

		Fair value measurements using
December 31, 2019	Carrying amount	Level 1	Level 2	Level 3
Recurring measurements:
Financial liabilities
Contingent consideration	32,501	—	—	32,501

Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

As at December 31, 2020, the Company did not have any financial instruments measured at Level 1 fair value.

Level 2 – quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

As at December 31, 2020, the Company did not have any financial instruments measured at Level 2 fair value.

Level 3 – unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Derivative warrant liabilities are designated as FVTPL. The fair value of derivative warrant liabilities is re-measured each reporting period with changes in fair value recognized in the consolidated statement of loss within finance income (costs). The fair value of derivative warrant liabilities is estimated by using a 50% weighting of two different valuation models. Assumptions used in these calculations include expected future share price, volatility, discount rate and various probability factors.

At December 31, 2020, a 10% change in the material assumptions would change the fair value of derivative warrant liabilities by approximately $0.1 million.

Contingent consideration classified as liabilities was part of the consideration paid for Bridge Farm and was a Level 3 financial liability that was re-measured each reporting period. Contingent consideration was estimated by discounting to present value the probability-weighted contingent payments expected to be made. Assumptions used in these calculations included expected future share price, discount rate and various probability factors.

There were no transfers between Levels 1, 2 and 3 inputs during the period.

(b)	Interest rate risk management

The Company was exposed to interest rate risk in that changes in market interest rates would cause fluctuations in the fair value of future cash flows. The Company was exposed to interest rate risk through its Syndicated Credit Agreement which had a variable interest rate. The Syndicated Credit Agreement was repaid in full and cancelled in December 2020 (note 15a).

(c)	Credit risk management

Credit risk is the risk of financial loss if the counterparty to a financial transaction fails to meet its obligations. The Company manages risk over its accounts receivable by issuing credit only to credit worthy counterparties. The Company limits its exposure to credit risk over its long-term investments by ensuring the agreements governing the long-term investments are secured in the event of counterparty default. The Company considers financial instruments to have low credit risk when its credit risk rating is equivalent to investment grade. The Company assumes that the credit risk on a financial asset has increased significantly if it is outstanding past the contractual payment terms. The Company considers a financial asset to be in default when the debtor is unlikely to pay its credit obligations to the Company.

The Company applies the simplified approach under IFRS 9 and has calculated expected credit losses (“ECLs”) based on lifetime expected credit losses, taking into consideration historical credit loss experience and financial factors specific to the debtors and general economic conditions.

Impairment losses on accounts receivable recognized in profit or loss were as follows:

As at	December 31, 2020	December 31, 2019
Impairment loss (reversal) on trade receivables	(506)	582
Impairment loss (reversal) on other receivables	(126)	170
	(632)	752

The movement in the allowance for impairment in respect of accounts receivable during the year was as follows:

	December 31, 2020	December 31, 2019
Balance, beginning of year	752	—
Net remeasurement of impairment loss allowance	(632)	752
Balance, end of year	120	752

The change in the impairment loss allowance during the year ended December 31, 2020, was mainly attributable to a decrease in trade receivables that were subject to a higher credit risk assessment.

The maximum amount of the Company’s credit risk exposure is the carrying amounts of cash and cash equivalents, accounts receivable and long-term investments. The Company attempts to mitigate such exposure to its cash by investing only in financial institutions with investment grade credit ratings or secured investments.

(d)	Foreign currency risk management

The Company is exposed to risks arising from fluctuations in currency exchange rates between the Canadian dollar and United States dollar. At December 31, 2020, the Company’s primary currency exposure related to the United States dollar (“USD”) balances. The following table summarizes the Company’s foreign currency balances subject to exchange risk for the currencies indicated:

As at December 31, 2020	USD
Cash and cash equivalents	1
Accounts payable and accrued liabilities	(206)
Net foreign exchange exposure	(205)
Translation to CAD	1.2732
CAD equivalent at period end exchange rate	(261)

As at December 31, 2019	USD
Cash and cash equivalents	22,088
Accounts payable and accrued liabilities	(2,150)
Net foreign exchange exposure	19,938
Translation to CAD	1.2988
CAD equivalent at period end exchange rate	25,895

Based on the net foreign exchange exposure at the end of the year, if these currencies had strengthened or weakened by 10% compared to the Canadian dollar and all other variables were held constant, the after-tax earnings would have decreased or increased by approximately the following amounts:

	Year ended December 31	Year ended December 31
	2020	2019
Impact on profit (loss)	(26)	2,590
(e)	Liquidity risk management

Liquidity risk is the risk that the Company cannot meet its financial obligations when due. The Company manages liquidity risk by monitoring operating and growth requirements. Management believes its current capital resources and its ability to manage cash flow and working capital levels will be sufficient to satisfy cash requirements associated with funding the Company’s operating expenses to maintain capacity and fund future development activities for at least the next 12 months. However, no assurance can be given that this will be the case or that future sources of capital will not be necessary.

The timing of expected cash outflows relating to financial liabilities at December 31, 2020 is as follows:

	Less than one year	One to three years	Three to five years	Thereafter	Total
Accounts payable and accrued liabilities	23,308	—	—	—	23,308
Lease obligations	409	818	213	—	1,440
Balance, end of period	23,717	818	213	—	24,748